OPPENHEIMER DISCOVERY FUND

                Supplement dated February 11, 1999 to the

                    Prospectus dated January 28, 1999

The Prospectus is amended as follows:

1. The following is added after the paragraph captioned "How Can I Buy Class C Shares?" on page 21:

     Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to buy Class Y shares directly.

              An  institutional  investor  that  buys  Class Y shares  for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

February 11, 1999                                             PS0500.014